UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2011

COMSTOCK MINING INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-32429 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)

1200 American Flat Road, Virginia City, Nevada 89440
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  775-847-5272

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Paragraph:

On January 10, 2011, Comstock Mining Inc. filed a Current Report on Form 8-K disclosing under Item 4.01 a change of it independent registered public accounting firm.  This Current Report on Form 8-K/A is being filed to comply fully with the disclosure requirements of Item 304(a)(1)(ii) of Regulation S-K.

Item 4.01    Changes in Registrant’s Certifying Accountant.

On January 4, 2011, the Audit and Finance Committee of the Board of Directors of Comstock Mining Inc. (the “Company”), upon completion of a formal selection process, approved the selection of Deloitte & Touche LLP (“Deloitte”) as its independent, registered public accounting firm to audit the consolidated financial statements of the Company for the fiscal year ended December 31, 2010. On January 4, 2010, the Company dismissed Jewett, Schwartz, Wolfe & Associates (“JSWA”) as its independent registered public accounting firm.

The reports of JSWA on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion. These reports were not qualified or modified as to audit scope or accounting principles, with the exception of a statement regarding the uncertainty of the Company’s ability to continue as a going concern. During the fiscal years ended December 31, 2009 and 2008 and during the period between December 31, 2009 and January 4, 2011, there were no disagreements between JSWA and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of JSWA, would have caused JSWA to make reference to the subject matter of the disagreements in connection with their reports. Furthermore, during the fiscal years ended December 31, 2009 and 2008 and during the period between December 31, 2009 and January 4, 2011, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).  The fiscal years ended December 31, 2009 and 2008 are the Company’s two most recent completed fiscal years.

During the fiscal years ended December 31, 2009 and 2008 and during the period between December 31, 2009 and January 4, 2011, neither the Company nor anyone on its behalf consulted Deloitte regarding (i) either: the application of accounting principles to a specified transaction (either completed or proposed); or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report was provided to the Company or oral advice was provided that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided JSWA with a copy of this disclosure and requested JSWA to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of JSWA’s letter is filed as an exhibit to this Report.

Item 9.01    Financial Statements and Exhibits.

(c)           Exhibits.

16.1	Letter from Jewett, Schwartz, Wolfe, & Associates dated January 10, 2011 regarding change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK MINING INC.

Date: January 12, 2011	By:	/s/ Corrado De Gasperis
Corrado De Gasperis
Chief Executive Officer and President

INDEX TO EXHIBITS

Exhibit No.	Description
16.1	Letter from Jewett, Schwartz, Wolfe, & Associates dated January 10, 2011 regarding change in certifying accountant.